Schedule of Investments

AllianzGI Convertible & Income Fund

November 30, 2020 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—43.2%
Airlines—1.0%
$2,460	American Airlines Group, Inc., 6.50%, 7/1/25	$2,690,748
4,140	Southwest Airlines Co., 1.25%, 5/1/25	6,127,200

		8,817,948

Apparel & Textiles—0.9%
14,740	Iconix Brand Group, Inc., 5.75%, 8/15/23	7,738,500

Auto Manufacturers—2.9%
2,845	Tesla, Inc., 2.00%, 5/15/24	26,038,862

Banks—1.2%
5,970	BofA Finance LLC, 0.125%, 9/1/22	6,972,960
3,245	JPMorgan Chase Bank N.A., 0.125%, 1/1/23 (a)(c)	3,989,322

		10,962,282

Biotechnology—1.1%
5,125	Exact Sciences Corp., 0.375%, 3/1/28	6,303,540
2,580	Insmed, Inc., 1.75%, 1/15/25	3,116,938

		9,420,478

Building Materials—1.0%
8,820	Patrick Industries, Inc., 1.00%, 2/1/23	9,123,187

Commercial Services—2.5%
4,115	Chegg, Inc., zero coupon, 9/1/26 (a)(c)	4,281,821
8,825	Macquarie Infrastructure Corp., 2.00%, 10/1/23	8,670,563
8,400	Square, Inc., zero coupon, 5/1/26 (a)(c)	9,006,377

		21,958,761

Computers—1.8%
1,140	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(c)	1,313,408
11,735	Western Digital Corp., 1.50%, 2/1/24	11,527,900
2,455	Zscaler, Inc., 0.125%, 7/1/25 (a)(c)	3,110,427

		15,951,735

Diversified Financial Services—0.3%
3,290	LendingTree, Inc., 0.50%, 7/15/25 (a)(c)	3,045,650

Electronics—1.9%
1,425	Fortive Corp., 0.875%, 2/15/22	1,446,091
5,230	II-VI, Inc., 0.25%, 9/1/22	7,979,019
2,085	OSI Systems, Inc., 1.25%, 9/1/22	2,196,559
2,450	SMART Global Holdings, Inc., 2.25%, 2/15/26 (a)(c)	2,410,187
2,335	Vishay Intertechnology, Inc., 2.25%, 6/15/25	2,380,980

		16,412,836

Energy-Alternate Sources—1.8%
3,100	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(c)	5,659,399
8,455	SunPower Corp., 4.00%, 1/15/23 (o)	10,247,389

		15,906,788

Entertainment—0.2%
1,280	Cinemark Holdings, Inc., 4.50%, 8/15/25 (a)(c)	1,687,387

Equity Real Estate Investment Trusts (REITs)—0.5%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	3,989,906

Food & Beverage—0.1%
700	Chefs’ Warehouse, Inc., 1.875%, 12/1/24 (a)(c)	660,103

Healthcare-Products—1.4%
3,265	Insulet Corp., 0.375%, 9/1/26	4,399,374
2,275	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(c)	2,957,998
1,960	Natera, Inc., 2.25%, 5/1/27 (a)(c)	4,758,567

		12,115,939

Healthcare-Services—0.5%
3,530	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(c)	4,182,622

Home Builders—0.2%
1,740	Winnebago Industries, Inc., 1.50%, 4/1/25	1,918,610

Insurance—1.2%
7,945	MGIC Investment Corp., 9.00%, 4/1/63 (a)(c)	10,487,400

Internet—4.8%
1,565	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(c)(o)	2,189,435
2,595	Etsy, Inc., 0.125%, 9/1/27 (a)(c)	3,058,257
2,155	Match Group Financeco 2, Inc., 0.875%, 6/15/26 (a)(c)	3,684,763
1,710	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(c)	3,100,610
3,115	Pinduoduo, Inc., zero coupon, 12/1/25	3,325,278
4,755	Snap, Inc., 0.75%, 8/1/26	9,801,361
2,300	Twitter, Inc., 0.25%, 6/15/24 (o)	2,596,758
7,580	Wayfair, Inc., 0.625%, 10/1/25 (a)(c)	7,417,678
3,425	Zendesk, Inc., 0.625%, 6/15/25 (a)(c)	4,795,143
1,540	Zillow Group, Inc., 1.50%, 7/1/23	2,283,110

		42,252,393

Investment Companies—1.1%
9,525	Prospect Capital Corp., 6.375%, 3/1/25	9,595,633

Leisure—1.3%
	NCL Corp., Ltd. (a)(c),
3,550	5.375%, 8/1/25	5,475,875
920	6.00%, 5/15/24	1,771,920
	Royal Caribbean Cruises Ltd. (a)(c),
1,800	2.875%, 11/15/23	2,227,500
1,710	4.25%, 6/15/23	2,358,090

		11,833,385

Machinery-Diversified—0.5%
2,415	Chart Industries, Inc., 1.00%, 11/15/24 (a)(c)	4,514,541

Media—1.1%
1,710	DISH Network Corp., 3.375%, 8/15/26	1,708,974
	Liberty Media Corp.,
2,345	1.375%, 10/15/23	2,907,912
4,840	2.75%, 12/1/49 (a)(c)	5,091,680

		9,708,566

Oil, Gas & Consumable Fuels—1.6%
7,180	EQT Corp., 1.75%, 5/1/26 (a)(c)(o)	9,257,892
4,325	Pioneer Natural Resources Co., 0.25%, 5/15/25 (a)(c)	5,244,823

		14,502,715

Pharmaceuticals—0.4%
3,490	DexCom, Inc., 0.25%, 11/15/25 (a)(c)	3,382,372

Pipelines—2.1%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	18,763,939

Retail—0.8%
3,130	Burlington Stores, Inc., 2.25%, 4/15/25 (a)(c)	3,884,371
2,845	Guess?, Inc., 2.00%, 4/15/24	2,745,425

		6,629,796

Semiconductors—1.6%
2,180	Cree, Inc., 1.75%, 5/1/26 (a)(c)	4,415,638
3,690	Inphi Corp., 0.75%, 4/15/25 (a)(c)	5,052,760
2,270	ON Semiconductor Corp., 1.625%, 10/15/23	3,519,656
1,275	Synaptics, Inc., 0.50%, 6/15/22	1,558,687

		14,546,741

Software—5.6%
2,850	Akamai Technologies, Inc., 0.125%, 5/1/25	3,512,868
2,695	Bill.com Holdings, Inc., zero coupon, 12/1/25 (a)(c)	2,874,991
3,410	Coupa Software, Inc., 0.375%, 6/15/26 (a)(c)	4,527,949
1,995	Datadog, Inc., 0.125%, 6/15/25 (a)(c)	2,618,438
3,370	Envestnet, Inc., 0.75%, 8/15/25 (a)(c)	3,488,459
1,140	Evolent Health, Inc., 1.50%, 10/15/25	985,126

2,435	i3 Verticals LLC, 1.00%, 2/15/25 (a)(c)	2,304,023
2,850	j2 Global, Inc., 1.75%, 11/1/26 (a)(c)	2,817,937
1,420	Pegasystems, Inc., 0.75%, 3/1/25 (a)(c)	1,687,082
3,665	Pluralsight, Inc., 0.375%, 3/1/24	3,330,729
7,050	RingCentral, Inc., zero coupon, 3/1/25 (a)(c)	7,966,775
610	Sea Ltd., 2.375%, 12/1/25 (a)(c)	1,297,583
85	ServiceNow, Inc., zero coupon, 6/1/22	335,760
6,015	Splunk, Inc., 1.125%, 6/15/27 (a)(c)	6,803,742
3,045	Workday, Inc., 0.25%, 10/1/22	4,877,449

		49,428,911

Telecommunications—1.3%
7,915	Infinera Corp., 2.125%, 9/1/24	8,715,475
2,545	Vonage Holdings Corp., 1.75%, 6/1/24	2,729,513

		11,444,988

Transportation—0.5%
4,725	Teekay Corp., 5.00%, 1/15/23	3,974,435

	Total Convertible Bonds & Notes (cost—$313,963,360)	380,997,409

CORPORATE BONDS & NOTES—31.2%
Advertising—0.1%
915	National CineMedia LLC, 5.875%, 4/15/28 (a)(c)	719,419

Aerospace & Defense—1.1%
	TransDigm, Inc.,
2,240	5.50%, 11/15/27	2,315,040
5,620	6.50%, 5/15/25	5,756,987
	Triumph Group, Inc. (a)(c),
825	6.25%, 9/15/24	801,884
835	8.875%, 6/1/24	922,153

		9,796,064

Airlines—0.4%
1,455	American Airlines, Inc., 11.75%, 7/15/25 (a)(c)	1,611,412
1,905	Delta Air Lines, Inc., 7.375%, 1/15/26	2,143,807

		3,755,219

Auto Components—1.5%
2,955	Adient U.S. LLC, 7.00%, 5/15/26 (a)(c)	3,211,006
2,845	American Axle & Manufacturing, Inc., 6.25%, 4/1/25 (o)	2,951,688
3,010	Clarios Global L.P., 8.50%, 5/15/27 (a)(c)	3,244,479
2,285	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (o)	2,334,562
1,230	Tenneco, Inc., 7.875%, 1/15/29 (a)(c)(d)	1,359,150

		13,100,885

Auto Manufacturers—1.8%
1,490	Allison Transmission, Inc., 3.75%, 1/30/31 (a)(c)	1,504,900
	Ford Motor Co.,
2,545	9.00%, 4/22/25	3,096,031
2,205	9.625%, 4/22/30 (o)	3,073,097
	Ford Motor Credit Co. LLC,
745	4.00%, 11/13/30	754,313
735	5.125%, 6/16/25	794,498
1,845	Navistar International Corp., 6.625%, 11/1/25 (a)(c)	1,933,468
4,215	Tesla, Inc., 5.30%, 8/15/25 (a)(c)	4,392,873

		15,549,180

Chemicals—0.6%
4,690	Tronox, Inc., 6.50%, 4/15/26 (a)(c)	4,877,506

Commercial Services—1.0%
2,255	Avis Budget Car Rental LLC, 5.75%, 7/15/27 (a)(c)(o)	2,261,934
8,050	Cenveo Corp., 6.00%, 5/15/24 (a)(c)(e)(f)(h)	147,557
2,170	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(c)	2,290,706
1,405	Laureate Education, Inc., 8.25%, 5/1/25 (a)(c)	1,491,934
2,395	United Rentals North America, Inc., 5.25%, 1/15/30 (i)	2,680,903

		8,873,034

Computers—0.2%
1,405	Dell International LLC, 7.125%, 6/15/24 (a)(c)	1,458,924

Containers & Packaging—0.6%
2,195	Berry Global, Inc., 5.625%, 7/15/27 (a)(c)(o)	2,341,791
3,020	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27 (a)(c)	3,274,812

		5,616,603

Distribution/Wholesale—1.0%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25	5,630,439
2,875	Performance Food Group, Inc., 5.50%, 10/15/27 (a)(c)	3,063,543

		8,693,982

Diversified Financial Services—2.8%
21,618	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(c)(f)(h)	5,547,264
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$6,000,000; purchased 9/6/18) (a)(c)(f)(h)(k)	6,000,000
1,400	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (a)(c)	1,460,375
	Navient Corp.,
2,435	5.00%, 3/15/27	2,426,185
2,365	6.75%, 6/15/26	2,540,897
	OneMain Finance Corp.,
1,260	6.625%, 1/15/28	1,463,175
4,935	8.25%, 10/1/23	5,606,875

		25,044,771

Electrical Equipment—0.5%
2,690	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(c)	2,937,144
1,060	WESCO Distribution, Inc., 7.25%, 6/15/28 (a)(c)	1,192,335

		4,129,479

Entertainment—1.6%
4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	873,250
2,065	Caesars Entertainment, Inc., 6.25%, 7/1/25 (a)(c)	2,204,894
2,890	International Game Technology PLC, 6.25%, 1/15/27 (a)(c)	3,221,266
3,680	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)	3,793,068
2,080	Scientific Games International, Inc., 8.25%, 3/15/26 (a)(c)	2,234,554
1,865	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(c)	1,975,734

		14,302,766

Food & Beverage—0.5%
495	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(c)	556,566
1,720	Kraft Heinz Foods Co., 6.50%, 2/9/40	2,281,312
1,690	U.S. Foods, Inc., 6.25%, 4/15/25 (a)(c)	1,799,647

		4,637,525

Healthcare-Services—0.7%
1,460	Centene Corp., 5.375%, 6/1/26 (a)(c)	1,536,650
1,640	Select Medical Corp., 6.25%, 8/15/26 (a)(c)	1,753,225
2,860	Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(c)	2,999,840

		6,289,715

Home Builders—0.2%
1,480	Picasso Finance Sub, Inc., 6.125%, 6/15/25 (a)(c)	1,586,205

Internet—0.7%
2,220	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(c)	2,340,712
1,730	Netflix, Inc., 5.375%, 11/15/29 (a)(c)	2,067,869
	Uber Technologies, Inc. (a)(c),
875	7.50%, 9/15/27	955,938
880	8.00%, 11/1/26	949,850

		6,314,369

Iron/Steel—0.4%
2,195	Cleveland-Cliffs, Inc., 5.875%, 6/1/27 (o)	2,192,256
1,745	United States Steel Corp., 6.875%, 8/15/25 (o)	1,626,122

		3,818,378

Leisure—0.2%
1,450	Royal Caribbean Cruises Ltd., 11.50%, 6/1/25 (a)(c)	1,705,563

Lodging—1.2%
1,360	Boyd Gaming Corp., 8.625%, 6/1/25 (a)(c)	1,512,578
1,085	Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31 (a)(c)(d)	1,143,319
	MGM Resorts International,

1,480	4.75%, 10/15/28	1,543,825
685	6.75%, 5/1/25	737,026
1,950	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(c)	2,017,031
3,225	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)	3,295,547

		10,249,326

Machinery-Construction & Mining—0.4%
3,645	Terex Corp., 5.625%, 2/1/25 (a)(c)	3,747,516

Media—1.8%
1,860	CCO Holdings LLC, 4.50%, 5/1/32 (a)(c)	1,968,159
1,360	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,361,843
2,230	CSC Holdings LLC, 7.50%, 4/1/28 (a)(c)	2,489,237
3,025	DISH DBS Corp., 7.375%, 7/1/28	3,285,906
1,480	Gray Television, Inc., 4.75%, 10/15/30 (a)(c)	1,504,050
4,671	LiveStyle, Inc., 9.625%, 2/1/19 (cost—$4,667,935; purchased 5/7/14-2/26/15) (a)(c)(e)(f)(h)(k)(m)	5
1,740	Meredith Corp., 6.875%, 2/1/26 (o)	1,734,563
2,120	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(c)	2,263,768
1,495	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(c)	1,622,583

		16,230,114

Metal Fabricate/Hardware—0.4%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,895,646

Mining—1.1%
1,420	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)	1,470,588
2,110	Constellium SE, 6.625%, 3/1/25 (a)(c)(o)	2,180,632
2,265	Freeport-McMoRan, Inc., 5.25%, 9/1/29 (i)	2,530,141
1,990	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)	2,068,356
1,733	Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28 (a)(c)	1,892,219

		10,141,936

Miscellaneous Manufacturing—0.3%
2,210	Koppers, Inc., 6.00%, 2/15/25 (a)(c)	2,283,206

Oil, Gas & Consumable Fuels—1.8%
2,430	CNX Resources Corp., 7.25%, 3/14/27 (a)(c)(o)	2,572,811
	Continental Resources, Inc.,
905	4.375%, 1/15/28 (o)	902,475
865	5.75%, 1/15/31 (a)(c)	929,875
1,275	EQT Corp., 8.75%, 2/1/30	1,611,281
	Occidental Petroleum Corp.,
2,510	5.55%, 3/15/26	2,509,573
1,035	6.625%, 9/1/30	1,082,548
2,495	PBF Holding Co. LLC, 6.00%, 2/15/28	1,314,553
1,345	PDC Energy, Inc., 5.75%, 5/15/26	1,340,797
570	Transocean, Inc., 8.00%, 2/1/27 (a)(c)	213,750
2,285	USA Compression Partners L.P., 6.875%, 9/1/27	2,412,526
1,330	WPX Energy, Inc., 5.75%, 6/1/26 (o)	1,403,483

		16,293,672

Paper & Forest Products—0.2%
1,555	Mercer International, Inc., 7.375%, 1/15/25	1,610,397

Personal Products—0.2%
1,430	Edgewell Personal Care Co., 5.50%, 6/1/28 (a)(c)	1,538,816

Pharmaceuticals—0.9%
2,585	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(c)	2,847,158
2,140	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(c)	2,368,199
2,235	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(c)	2,364,496

		7,579,853

Pipelines—1.4%
2,165	Crestwood Midstream Partners L.P., 5.75%, 4/1/25 (o)	2,154,175
1,665	DCP Midstream Operating L.P., 5.125%, 5/15/29 (i)	1,766,665
1,415	EQM Midstream Partners L.P., 6.50%, 7/1/27 (a)(c)	1,562,040
3,240	NGL Energy Partners L.P., 7.50%, 4/15/26	1,334,475
1,445	NuStar Logistics L.P., 6.375%, 10/1/30	1,570,534
	Targa Resources Partners L.P.,
980	6.50%, 7/15/27	1,063,300
2,300	6.875%, 1/15/29	2,582,567

		12,033,756

Real Estate—0.5%
3,960	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,019,400

Retail—1.0%
5,980	Conn’s, Inc., 7.25%, 7/15/22	5,821,620
1,945	L Brands, Inc., 6.625%, 10/1/30 (a)(c)	2,140,716
1,935	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(c)	1,030,387

		8,992,723

Semiconductors—0.5%
3,750	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(c)	4,073,438

Software—0.4%
1,450	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (a)(c)(d)	1,519,180
2,310	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(c)	2,474,333

		3,993,513

Telecommunications—2.9%
2,040	Avaya, Inc., 6.125%, 9/15/28 (a)(c)	2,157,300
	CenturyLink, Inc. (a)(c),
1,480	4.50%, 1/15/29	1,513,300
1,595	5.125%, 12/15/26	1,660,866
1,585	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)	1,643,463
4,204	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(c)	4,313,514
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26	1,629,448
4,250	7.625%, 6/15/21	4,382,812
1,590	LogMeIn, Inc., 5.50%, 9/1/27 (a)(c)	1,651,612
3,370	Sprint Communications, Inc., 11.50%, 11/15/21	3,683,831
2,665	Sprint Corp., 7.625%, 3/1/26	3,317,925

		25,954,071

Toys/Games/Hobbies—0.1%
795	Mattel, Inc., 5.875%, 12/15/27 (a)(c)	877,978

Transportation—0.2%
1,500	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (a)(c)	1,706,250

	Total Corporate Bonds & Notes (cost—$298,706,714)	275,491,198

Shares
CONVERTIBLE PREFERRED STOCK—22.7%
Auto Components—0.9%
56,155	Aptiv PLC, 5.50%, 6/15/23, Ser. A	7,851,592

Banks—4.7%
12,080	Bank of America Corp., 7.25%, Ser. L (g)	17,916,090
16,980	Wells Fargo & Co., 7.50%, Ser. L (g)	23,856,900

		41,772,990

Chemicals—0.7%
141,075	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	5,823,576

Diversified Financial Services—1.3%
2,285	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(c)	3,953,050
154,835	AMG Capital Trust II, 5.15%, 10/15/37	7,441,757

		11,394,807

Electric Utilities—3.4%
	NextEra Energy, Inc.,
107,510	4.872%, 9/1/22	6,083,991
86,730	5.279%, 3/1/23	4,229,822
123,275	6.219%, 9/1/23	6,031,846
29,915	PG&E Corp., 5.50%, 8/16/23	3,715,742
53,350	Sempra Energy, 6.00%, 1/15/21, Ser. A	5,471,576
91,925	Southern Co., 6.75%, 8/1/22, Ser. 2019	4,576,946

		30,109,923

Electronics—0.9%
7,425	Fortive Corp., 5.00%, 7/1/21, Ser. A	7,431,979

Environmental Services—0.6%
81,245	GFL Environmental Inc., 6.00%, 3/15/23	5,321,548

Equity Real Estate Investment Trusts (REITs)—2.5%
265,680	Ready Capital Corp., 7.00%, 8/15/23	6,509,160
631,070	RLJ Lodging Trust, 1.95%, Ser. A (g)	15,530,633

		22,039,793

Healthcare-Products—3.3%
84,600	Avantor, Inc., 6.25%, 5/15/22, Ser. A	7,304,364
71,510	Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	7,281,148
	Danaher Corp.,
8,695	4.75%, 4/15/22, Ser. A	13,398,039
855	5.00%, 4/15/23, Ser. B (o)	1,114,877

		29,098,428

Insurance—0.6%
44,765	Assurant, Inc., 6.50%, 3/15/21, Ser. D	5,501,618

Pharmaceuticals—0.7%
65,340	Becton Dickinson and Co., 6.00%, 6/1/23, Ser. B (o)	3,388,532
50,815	Elanco Animal Health, Inc., 5.00%, 2/1/23	2,411,680

		5,800,212

Semiconductors—2.4%
16,190	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	21,544,195

Telecommunications—0.7%
5,345	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(c)	6,492,571

	Total Convertible Preferred Stock (cost—$168,491,652)	200,183,232

PREFERRED STOCK (a)(f)(h)(l)(m)—0.8%
Media—0.8%
3,554	LiveStyle, Inc., Ser. A	531,323
6,750	LiveStyle, Inc., Ser. B,	67
76,572	LiveStyle, Inc., Ser. B (j)	6,629,604

	Total Preferred Stock (cost—$14,596,967)	7,160,994

Principal Amount (000s)
SENIOR LOANS (a)(b)(d)—0.1%
Software—0.1%
$1,185	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.000%, 10/30/26, Term Loan B (cost—$1,173,150)	1,173,002

Shares
COMMON STOCK (f)(h)(l)—0.0%
Aerospace & Defense—0.0%
8,295	Erickson, Inc.	207,126

Banks—0.0%
56,642	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (j)(k)	6
21,429	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (j)(k)	2

		8

Media—0.0%
90,407	LiveStyle, Inc. (a)(j)(m)	9

	Total Common Stock (cost—$7,106,997)	207,143

Units
WARRANTS (f)(h)(l)—0.0%
Advertising—0.0%
15,602	Affinion Group Holdings, Inc., exercise price $67.12, expires 4/1/24 (cost—$3,080,312; purchased 4/10/19) (k)	117,168

Media—0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(m)	2

	Total Warrants (cost—$3,080,312)	117,170

Principal Amount (000s)
Repurchase Agreements—2.0%
$17,499	State Street Bank and Trust Co., dated 11/30/20, 0.00%, due 12/1/20, proceeds $17,499,000; collateralized by U.S. Treasury Bonds, 3.00%, due 2/15/48, valued at $17,849,075 including accrued interest (cost—$17,499,000)	17,499,000

	Total Investments (cost—$824,618,152) (n)—100.0%	882,829,148

	Liabilities in excess of other assets	(25,661,017)
	Preferred Shares	(323,275,000)

	Net Assets Applicable to Common Shareholders	$533,893,131

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. The AllianzGI Convertible & Income Fund’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Fund’s Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $351,987,049, representing 39.9% of total investments.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2020.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $343,653,042, representing 38.9% of total investments.

(d)	When-issued or delayed-delivery. To be settled/delivered after November 30, 2020.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $19,180,133, representing 2.2% of total investments.

(g)	Perpetual maturity. The date shown, if any, is the next call date.

(h)	Level 3 security.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(j)	Affiliated security.

(k)	Restricted. The aggregate cost of such securities is $13,748,247. The aggregate value is $6,117,181, representing 0.7% of total investments.

(l)	Non-income producing.

(m)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.8% of total investments.

(n)

At November 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $828,245,291. Gross unrealized appreciation was $127,684,435; gross unrealized depreciation was $73,100,578; and net unrealized appreciation was $54,583,857. The difference between book and tax cost was attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

(o)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $23,172,875.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/20
Investments in Securities—Assets
Convertible Bonds & Notes	—	$380,997,409	—	$380,997,409
Corporate Bonds & Notes:
Commercial Services	—	8,725,477	$147,557	8,873,034
Diversified Financial Services	—	13,497,507	11,547,264	25,044,771
Media	—	16,230,109	5	16,230,114
All Other	—	225,343,279	—	225,343,279
Convertible Preferred Stock:
Diversified Financial Services	—	11,394,807	—	11,394,807
Telecommunications	—	6,492,571	—	6,492,571
All Other	$182,295,854	—	—	182,295,854
Preferred Stock	—	—	7,160,994	7,160,994
Senior Loans	—	1,173,002	—	1,173,002
Common Stock	—	—	207,143	207,143
Warrants	—	—	117,170	117,170
Repurchase Agreements	—	17,499,000	—	17,499,000

Totals	$182,295,854	$681,353,161	$19,180,133	$882,829,148

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 11/30/20
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	$147,557	$—		$—	$—	$—	$—	$—	$—	$147,557
Diversified Financial Services	8,665,796	1,102,714	†	—	92,878	—	(4,314,124)	6,000,000	—	11,547,264
Media	5	—		—	—	—	—	—	—	5
Preferred Stock:
Media	8,194,099	—		—	—	—	(1,033,105)	—	—	7,160,994
Common Stock:
Aerospace & Defense	148,066	—		—	—	—	59,060	—	—	207,126
Banks	8	—		—	—	—	—	—	—	8
Media	9	—		—	—	—	—	—	—	9
Warrants:
Advertising	20,282	—		—	—	—	96,886	—	—	117,168
Media	2	—		—	—	—	—	—	—	2

Totals	$17,175,824	$1,102,714		$—	$92,878	$—	$(5,191,283)	$6,000,000	$—	$19,180,133

†	Payment-in-Kind
*	Transferred out of Level 2 and into Level 3 due to a third-party independent pricing vendor price being unavailable or unreliable at November 30, 2020.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2020:

	Ending Balance at 11/30/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$5,547,264	Market and Company Comparables	EV Multiples	0.99x (0.57x - 1.79x) 3x (0.85x - 4.20x)
			Illiquidity Discount	0.62x (0.38x - 0.90x) 20%
Preferred Stock:
Media	$531,323	Market and Company Comparables	EV Multiples Illiquidity Discount	0.91x (0.37x - 2.25x) (1% - 25%)

	6,629,604	Market and Company Comparables	EV Multiples Illiquidity Discount	0.91x (0.37x - 2.25x) 25%
Common Stock:
Aerospace & Defense	$207,126	Market and Company Comparables	EV Multiples	0.99x (0.62x - 1.95x) 9.09x (-21.66x - 29.38x) 0.91x (0.50x - 1.66x)
			M&A Transaction Multiples Illiquidity Discount	0.92x (0.43x - 1.96x) 40%
Warrants:
Advertising	$117,168	Market and Company Comparables	EV Multiples	2.17x (1.23x - 7.67x) 9.98x (5.99x - 22.60x)
		Black-Scholes Model	Volatility Implied Price	32.12% $51.88

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2020 was $(5,198,783).

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust